UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 13, 2015

Mallinckrodt public limited company
__________________________________________
(Exact name of registrant as specified in its charter)

Ireland	001-35803	98-1088325
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Damastown, Mulhuddart, Dublin, Ireland		15
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	353 1 880-8180

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

Settlement of Certain Litigation

As previously disclosed, certain putative class action lawsuits were filed against Questcor Pharmaceuticals, Inc. ("Questcor") and certain of its officers and directors in the U.S. District Court for the Central District of California, which actions were consolidated under the caption In re Questcor Securities Litigation, No. CV 12-01623 DMG (FMOx) (the "Securities Class Action"). The consolidated complaint generally alleges that Questcor and certain of its officers and directors violated Sections l0(b) and/or 20(a) of the Securities Exchange Act of 1934, as amended.

On April 13, 2015, the defendants executed a stipulation of settlement to settle the Securities Class Action. Under the terms of the proposed settlement, Questcor has agreed to pay $38 million to resolve the plaintiffs' claims, inclusive of all fees and costs. Questcor and the individual defendants maintain that the plaintiffs' claims are without merit, and are entering into the settlement to eliminate the uncertainties, burden and expense of further protracted litigation.

The proposed settlement will be subject to customary conditions, including court approval. If the proposed settlement is approved by the court, the Securities Class Action will be dismissed with prejudice and all clams will be released.

During the three months ended March 27, 2015, a $38 million reserve was established for this settlement.

Cautionary Note Regarding Forward-Looking Statements

Statements in this document that are not strictly historical, including statements regarding the proposed Securities Class Action settlement, may be "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995, and involve a number of risks and uncertainties. There are a number of important factors that could cause actual events to differ materially from those suggested or indicated by such forward-looking statements and you should not place undue reliance on any such forward-looking statements. These factors include the risk that we are unable to obtain final court approval of the proposed settlement or that the proposed settlement may not have the expected impact or may require more activity or expense than expected. These and other factors are identified and described in more detail in the "Risk Factors" section of Mallinckrodt's Annual Report on Form 10-K for the fiscal year ended September 26, 2014. The forward-looking statements made herein speak only as of the date hereof and Mallinckrodt does not assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise, except as required by law.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mallinckrodt public limited company

April 13, 2015	By:	Peter G. Edwards

Name: Peter G. Edwards
Title: Senior Vice President and General Counsel